(1)	Significant Accounting Policies
CTB Securities Trust Fund (the Fund) is a wholly owned subsidiary of Chinatrust Bank (U.S.A.).
The Fund is registered under the Investment Company Act of 1940, as amended, as a nondiversified, closed-end investment company. The
Fund invests in municipal securities, agency securities, collateralized mortgage obligations, commercial real estate mortgages, construction loans and single family residential first trust deeds. These loans bear interest (unless otherwise noted) at rates that float periodically at a margin above the prime rate of a U.S. bank specified in the credit agreement or the London Inter-Bank Offered Rate (LIBOR). As of
December 31, 2000, the prime interest rate was 9.50% and the LIBOR rate was 6.40%. The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.
(a)	Loan and Other Security Valuation
Management of the Fund values loans held in the portfolio based on the technique of fundamental analysis which consider the
following:
       The creditworthiness of the issuer;
       The current interest rate, period until next interest rate reset and maturity date of the senior corporate loan;
       Recent market prices for similar loans, if any;
       Recent prices in the market for instruments with similar
quality, rate, period until next interest rate reset, maturity, terms and conditions.
Management may also consider prices or quotations, if any,
provided by banks, dealers or pricing services which may
represent the prices at which secondary market transactions in the loans held by the Fund have or could have occurred.  However, because the secondary market in loans has not yet fully
developed, the Manager will not rely solely on such prices or quotations. Debt securities traded are valued at the closing price on a national exchange.
(b)	Federal Income Taxes
It is the Fund's policy to comply with the requirements of the
Internal Revenue Code applicable to regulated investment
companies and to distribute substantially all of its taxable income to its shareholders.  Therefore, no federal income tax provision is required.
(c)	Investment Transactions and Revenue Recognition
Investment transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains or losses are reported on the basis of identified cost of securities delivered. Interest income is recorded on an accrual basis at the then current loan rate.  The accrual of interest on loans is discontinued when, in the opinion of management, there is an indication that the borrower may be unable to meet payments as they become due.
Upon such discontinuance, all unpaid accrued interest in reversed.
Cash collections on nonaccrual loans are generally applied as a reduction to the recorded investment of the loan. Loans are returned to accrual status only after all past due amounts have been received and the borrower has demonstrated sustained
performance. Loans funded or purchased are reported net of loan origination fees received. The nonrefundable origination fees are amortized using the effective-yield method over the term of the loan.  No such fees are recognized on loans which have been
placed on nonaccrual status.
(d)	Distribution Polices
The Fund distributes substantially all of its taxable income to its shareholders on an annual basis.
(e)	Use of Estimates
Management of the Fund has made certain estimates and
assumptions relating to the reporting of assets, liabilities, revenues, expenses and contingencies to prepare these financial statements in conformity with accounting principles generally accepted in the United States of America.  Actual results could differ from these estimates.
(2)	Investments
At December 31, 2000, the fund held loans valued at $854,225,070 representing 99.6% of its total investments. The fair value of these securities can only be established by negotiation between parties in a sales transaction. Due to the uncertainty inherent in the valuation process, the fair values, as determined, may materially differ from the fair values that would have been used had a ready market for these securities existed.
(3)	Significant Transactions
On September 11, 2000, Chinatrust Bank (U.S.A.) purchased 8,651,103 shares of the Fund in exchange for cash of $5,000,000 and securities and loans with a fair value of $865,110,283. Subsequently, the Fund issued additional shares of 399,443 for a total cash consideration of $39,745,000.
(4)	Affiliated Transactions
The Fund is managed by Henry W. Peng, President, Chinatrust Bank (U.S.A.). There is no fee charged for the management of the Fund.
The Fund has entered into a Fund Accounting Agreement with Chinatrust Bank (U.S.A.) whereby Chinatrust Bank (U.S.A.) will maintain books and records and perform accounting services for the Fund. The fee charged by Chinatrust Bank (U.S.A.) under this agreement is $50,000 per month.
The Fund has entered into a custodian contract with Chinatrust Bank (U.S.A.) for asset custodial services. The Fund agreed to pay Chinatrust Bank (U.S.A.) a fee of $10,000 per month. The Fund also agreed to pay the Bank for servicing its loans at an amount equal to 0.20% of total outstanding loan balance at month end.

In accordance with Section 23(c) of the Investment Company Act of
1940 and Rule 23c-1 under the Investment Company Act of 1940, the
Fund may from time to time purchase units of beneficial interest of the Fund in the open market, in privately negotiated transactions.
(5)	Regulatory Issues
As a result of discussions with legal counsel, the Fund has become aware that the Securities and Exchange Commission (SEC) believes that funds similar to the Fund should not be eligible to be registered as an investment company due to the failure to meet certain statutory requirements of the 1940 act and has requested in certain cases that similar funds voluntarily de-register. Although the SEC has not communicated with the Fund, management is of the belief, based on the advice of counsel, that the Fund was formed in compliance with regulatory requirements. It is not determinable what impact this situation could have on the accompanying financial statements.

CTB SECURITIES TRUST FUND
Notes to Financial Statements
December 31, 2000
	8	(Continued)
ABC COMPANY OF AMERICA, INC.
AND CONSOLIDATED SUBSIDIARIES
(A Wholly Owned Subsidiary of
ABC Corporation)
Notes to Consolidated Financial Statements
December 31, 1996 and 1995
(Unaudited - See accompanying
review report of KPMG Peat Marwick LLP)

	5	(Continued)
	9